Exhibit 4.1

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
  NUMBER                                                          SHARES
   XXXX            ELITE PHARMACEUTICALS, INC.                     XXXX
   ----                                                            ----
             SERIES D 8% CONVERTIBLE PREFERRED STOCK       SEE REVERSE SIDE FOR
                                                         CERTAIN DEFINITIONS AND
                                                                  LEGENDS


         150,000,000 SHARES OF COMMON STOCK - PAR VALUE $0.01 PER SHARE

         4,483,442 SHARES OF PREFERRED STOCK - PAR VALUE $0.01 PER SHARE

                                *S*P*E*C*I*M*E*N

THIS IS TO CERTIFY XXXX, IS THE OWNER OF XXXX FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES D 8% CONVERTIBLE PREFERRED STOCK, PAR VALUE $0.01 PER SHARE, OF THE ABOVE CORPORATION TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY, UPON SURRENDER OF THIS CERTIFICATE, PROPERLY ENDORSED.

WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED: XXXX


           XXXX                                                     XXXX
           ----                                                     ----
         SECRETARY                                                PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common
TEN ENT --as tenants by the entireties
JT TEN --as joint tenants with right of survivorship and not as tenants in common

        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED __ HEREBY SELL, ASSIGN AND TRANSFER UNTO

    Please insert social security or
      other identifying number of
                assignee
   -----------------------------------
   |                                  |
   |                                  |
   -----------------------------------


--------------------------------------------------------------------------------
          (Please print or typewrite name and address including postal zip code of Assignee)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT ___________________________ ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED: _______

       IN PRESENCE OF _______


THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND/OR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR WITH ANY STATE SECURITIES COMMISSION, AND MAY NOT BE TRANSFERRED OR DISPOSED OF BY THE HOLDER IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS AND RULES, OR, UNLESS, IMMEDIATELY PRIOR TO THE TIME SET FOR TRANSFER, SUCH TRANSFER MAY BE EFFECTED WITHOUT VIOLATION OF THE SECURITIES ACT AND OTHER APPLICABLE STATE LAWS AND RULES. NOTWITHSTANDING THE FOREGOING, THE SECURITIES (AND/OR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF) MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES (AND/OR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE HEREOF).

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS, OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.